UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 15, 2015

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UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 2nd Street, Suite 970

Sarasota, FL 34236

(Address of principal executive offices)

(941) 906-8580

(Registrant’s telephone number, including area code)

INVISA, INC.

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Name Change.

On July 13, 2015, Invisa, Inc. (the “Company”), filed Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to change its name to “Uniroyal Global Engineered Products, Inc.” The Certificate of Amendment became effective on July 15, 2015.

The name change has been approved by FINRA and became effective at the opening of trading on July 16, 2015 under a new ticker symbol “UNIR”.

In addition to the Company’s new symbol, the Company’s new CUSIP number is 90916U107.

Outstanding stock certificates will not be affected by the name change and will not need to be exchanged. All stock trading, filings and market-related information will be reported under the new corporate name and trading symbol.

The new address for the Company’s Web site is www.uniroyalglobal.com.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and the Press Release announcing the name change, stock symbol change, new CUSIP number and new Web site is attached as Exhibit 99.1. Both exhibits are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation

99.1	Press Release issued July 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIROYAL GLOBAL ENGINEERED PRODUCTS, INC.

	By:	/s/ Edmund C. King
Date: July 16, 2015		Edmund C. King
Chief Financial Officer

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